

DULUTH TRADING CO



Investor Presentation Third Quarter 2021

December 3, 2021



Disclaimer

Forward-Looking Statements

This presentation dated December 3, 2021 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 26, 2021, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table "Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and "Free Cash Flow" for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization's financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.



Introduction to Duluth Trading Co.

Duluth Trading Co. at a Glance

- Workwear Heritage is the Foundation of our Authentic, Everyday Lifestyle Platform of Brands





- Long History of Product Innovation and Solution-Based Design

- Humorous and Distinctive Marketing


DOUBLE FLEX™ BALLROOM JEANS
FIND YOUR INNER FLEX

- Outstanding and Engaging Customer Experience

- Nationwide Omnichannel Presence with Controlled Distribution




WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED

Investment Highlights

- Growing lifestyle platform of brands with well-established digitally-led Omnichannel business
- Multiple revenue growth opportunities led through 5 strategic pillars
  - Lead with a digital-first mindset
  - Intensify efforts to optimize our owned DTC channels
  - Evolve our multi-brand platform as a new pathway to grow the business
  - Test and learn to unlock long-term growth potential
  - Increase and, in some areas, accelerate investments to future proof the business
- Strategic investments support long-term EBITDA margin expansion
- Generating positive cash flow with a strong balance sheet

Third Quarter Ended October 31, 2021

DULUTH TRADING CO

Financial Highlights

- **Q3 Net sales** of $145.3M increased 7.2% compared to Q3 2020, and increased 21.3% compared to Q3 2019
  - **Direct-to-consumer net sales** of $85.2M decreased -1.4% compared to Q3 2020, and increased 38.4% compared to Q3 2019
  - **Retail net sales** of $60.1M increased 22.3% compared to Q3 2020, and increased 3.3% compared to Q3 2019
- **Q3 Adjusted EBITDA** of $13.2M increased $1.8M compared to the prior year third quarter
- Year to date **free cash flow** positive of $23.7M, compared to negative -$40.2M in the prior year period



Net Sales and Adjusted EBITDA

- Strong track record of 15% Net Sales and 14% Adjusted EBITDA growth
- Strategic investments and operating efficiencies support long-term objectives of accelerated earnings growth

Net Sales

($ in millions)


FY15-21 CAGR = 15%
304
376
471
568
616
639
715
2015
2016
2017
2018
2019
2020
2021*

*2021 reflects the high end of full year guidance

Adjusted EBITDA[1]

($ in millions)


FY15-21 CAGR = 14%
34
41
46
52
52
55
75
2015
2016
2017
2018
2019
2020
2021*

[1] Adjusted to reflect the add-back of stock compensation expense.



Growth Strategy

"Big Dam Blueprint" Growth Strategies

DULUTH TRADING CO

1
Lead With a Digital-First Mindset

2
Intensify Efforts to Optimize Our Owned DTC Channels

3
Evolve Our Multi-Brand Platform as a New Pathway to Grow the Business

4
Test & Learn to Unlock Long-Term Growth Potential

5
Increase/ Accelerate Investments to Future Proof the Business




FLEX FIRE HOSE CARPENTER





Lead With a Digital-First Mindset

DULUTH TRADING CO

1

- Transform Duluth into a **digitally-led organization** integrating data and digital technology into all areas of our business, fundamentally changing how we operate and deliver value to customers.
- Our **digital transformation** will provide the structure for how we prioritize our short, mid, and long-term efforts, investments, and overall operations of the business.
- We will **deepen relationships and build brand loyalty** with our customer primarily through digital experiences.
- Focus on **more active, personalized engagement** achieved through leveraging first-party data and one-on-one communication based on customer preferences, informed by data that is shared by customers throughout the value exchange cycle.
- We will **digitally enable operations** to stay competitive, improve efficiency and deliver value creating results.

Intensify Efforts to Optimize Our Owned DTC Channels

2

- Increase our focus and investments in our direct channel as our primary growth vehicle
- Our customer places a high value on our stores and they will continue to serve as a critical piece of the omnichannel ecosystem:
  - Convenient touchpoint for services like buy online pick-up in store/curbside, ship to store, and returns & exchanges
  - Stores play an important role in servicing business needs, such as online fulfillment
- We are conducting research to better inform our future store decisions including location and size:
  - Market research will provide better insight into the size and composition of markets and the opportunity to capture share
  - Identify what the store of the future should look like at Duluth to best serve the needs of our customers and deliver sustainable growth and profitability
- Refine store “selling & service” model to drive continuous improvements in key KPI’s

Evolve our Multi-brand Platform as a New Pathway to Grow the Business

DULUTH TRADING CO

3

- Ladder to the Greater Purpose: *"Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands."*
- Focus on **features, benefits, durability, innovation** and a strong value proposition
- Prioritize **size inclusivity**; understand how our customer likes clothes to fit
- Focus on **provocative, break-through marketing** in each brand through media channels consumed by the target customer

Test & Learn to Unlock Long-term Growth Potential

DULUTH TRADING CO

4

- Gain operational learnings to implement whole including logistics, systems and people needed to scale efficiently
- Gain direct-from-manufacturer operational learnings to offer unique and customized products based on customer's preferences
- Test the viability of potential drop-ship model
- Seek compelling partnerships with brands that share common threads with Duluth Trading portfolio brands

Increase and, in Some Areas, Accelerate Investments to Future Proof the Business

DULUTH TRADING CO

5

- Analyze and identify investments that will allow us to scale more easily and effectively, as well as deliver on ever-evolving customer expectations:
  - Increased investments in automation across our logistics network to strengthen our supply chain resilience and increasing speed from click to door
  - Further investments in technology to improve overall operations, generate positive impact and sustainable returns
  - Enhance our multi-brand platform to support growth through multiple brands, and seamlessly integrate new brands into the portfolio
  - Attract talent, skillsets, and expertise needed to scale the business

Strengthening the Men's Business

- On a trailing twelve-month basis, men's apparel net sales across our brands increased 5.8% over the prior year period
- Selectively broaden our assortment in certain product categories to satisfy customer needs
- Cement Duluth as the most innovative workwear brand
- Extend core products through color, fabric and size
- Continue to develop innovative, solution-based products



Growing the Women's Business

- On a trailing twelve-month basis, women's apparel net sales increased 5.1% over the prior year period
- Continue customer acquisition through marketing investments and retail presence
- Deepen relationships with female customers by introducing a women's line to Alaskan Hardgear in spring of 2022 and Best Made at a later date
- Plus sizes grew to 11% of women's sales in fiscal 2020


Net Sales
($ in millions)
FY15-20 CAGR = 23%
61
81
110
141
163
172
2015
2016
2017
2018
2019
2020



December 3, 2021



Financial Review

Three Months Ended October 31, 2021

DULUTH TRADING CO

Net Sales

($ in millions)



Retail
Direct
$135.5
$49.1
$86.4
7.2%
$145.3
$60.1
$85.2
2020 (11/1/2020)
2021 (10/31/2021)

Gross Profit

($ in millions)



$71.0
17.8%
$83.6
2020 (11/1/2020)
2021 (10/31/2021)
Margin 52.4%
57.6%

Adjusted EBITDA[1]

($ in millions)



$11.4
15.3%
$13.2
2020 (11/1/2020)
2021 (10/31/2021)
Margin 8.4%
9.1%

Net Income[2]

($ in millions)



$0.9
207%
$2.8
2020 (11/1/2020)
2021 (10/31/2021)
Margin 0.7%
1.9%

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net (loss) income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

DULUTH TRADING CO

Debt to Capital [1, 2]

($ in millions)		As of October 31, 2021
Cash	$	20.4
Debt:		
Line of Credit		0.0
Term Loan		0.0
Total Debt		0.0
Total Shareholders' Equity		205.3
Total Capitalization	**$**	**205.3**
Debt to Capital ratio		0.0%

Year to Date Free Cash Flow



$23.7
$(40.2)
2020
(11/1/2020)
2021
(10/31/2021)

[1] Balances do not include TRI Holding, LLC, a variable interest entity that is consolidated for reporting purposes.
[2] On April 30, 2020, the Credit Agreement was amended to include an incremental DDTL of $20.5 million (the "Incremental DDTL") that is available to draw upon before March 31, 2021, and matured on April 29, 2021, for a total credit facility of $150.5 million. Subsequently, on May 14, 2021, the Company terminated the aforementioned Credit Agreement, dated as of May 17, 2018, as amended, and entered into a new credit agreement (the "New Credit Agreement"). The New Credit Agreement matures on May 14, 2026 and provides for borrowings of up to $150.0 million that are available under a revolving senior credit facility.

Fiscal 2021 Updated Financial Guidance

DULUTH TRADING CO

($ in millions)	2020	2021 Guidance
Net Sales	$638.8	$700 – $715 +9.6% – +11.9%
Adj. EBITDA	$55.5	$73 – $75 +31.5% – +35.1%
EPS	$0.42	$0.81 – $0.86 +92.9% – +104.8%
CAPEX (1)	$16.4	~$18

Reconciliation to 2021 Forecasted Adj. EBITDA

($ in millions)	Fiscal Year Ended January 30, 2022 Low		High	
Forcasted				
Net income	$	26.5	$	28.1
(+) Depreciation and amortization		28.2		28.2
(+) Amortization of internal-use software hosting subscription implementation costs		2.0		2.0
(+) Interest expense		4.5		4.4
(+) Amortization of build-to-suit leases capital contribution		0.8		0.8
(+) Income tax expense		8.8		9.3
EBITDA	$	70.8	$	72.8
(+) Stock based compensation		2.2		2.2
Adjusted EBITDA	$	73.0	$	75.0

[1] 2020 and 2021 include $4.1M and ~$5M, respectively, of additional investments in implementation costs to enhance the value of hosting arrangements, which are included in Prepaid expenses & other current assets on the Company's Consolidated Balance Sheets.

Long-Term Financial Targets

($ in millions)	2017	2018	2019	2020	2025 Targets
Net Sales	$471.4	$568.1	$615.6	$638.8	$1.0B
Operating Margin %	7.9%	6.5%	4.6%	3.8%	9 – 10%
Adj. EBITDA %	9.8%	9.1%	8.4%	8.7%	14 – 15%
Free Cash Flow	($16.6)	($21.9)	($22.4)	$38.5	Positive



Appendix

Reconciliation to Q3 2021 Adjusted EBITDA and Free Cash Flow

DULUTH TRADING CO

Adjusted EBITDA

($ in millions)		3 Months Ended Oct 31, 2021		Nov 1, 2020
Net income (loss)	$	2.8	$	0.9
(+) Depreciation and amortization		7.3		7.9
(+) Amortization of internal-use software hosting subscription implementation costs		0.5		—
(+) Interest expense		0.9		1.6
(+) Amortization of build-to-suit leases captital contribution		0.2		0.2
(-/+) Income tax benefit (expense)		0.9		0.4
EBITDA	$	12.6	$	11.1
(+) Stock based compensation		0.6		0.4
Adjusted EBITDA	$	13.2	$	11.4

Free Cash Flow

($ in millions)		9 Months Ended Oct 31, 2021		Nov 1, 2020
Net cash provided by operating activities	$	32.8	$	(28.6)
Purchases of property and equipment		(9.1)		(11.1)
Capital contributions towards build-to-suit stores		—		(0.5)
Free Cash Flow (non-GAAP)	$	23.7	$	(40.2)